Fair Value of Stock Option and SAR Award Weighted-Average Assumptions (Detail) (USD $)	12 Months Ended
	Jun. 30, 2012 Y	Jun. 30, 2011 Y	Jun. 30, 2010 Y
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Risk-free interest rate	0.90%	1.50%	2.90%
Expected life of award (in years)	5.2	5.2	5.3
Expected dividend yield of stock	1.60%	1.50%	1.40%
Expected volatility of stock	37.30%	35.90%	34.50%
Weighted-average fair value	$ 20.30	$ 18.70	$ 15.77